Exhibit 99.1

KPMG LLP Suite 900 8350 Broad Street McLean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Centra Funding, LLC (the “Company”)

Wells Fargo Securities, LLC (the “Structuring Agent”)

(together, the “Specified Parties”)

Re: Centra Funding 2020-1 LLC – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “2019-10-31 Centra Funding LLC Portfolio Data Tape—Eligible v2.xlsx” (the “Data File”) provided to us on November 22, 2019, containing information on 1,987 commercial loan contracts (“Commercial Loans”) as of October 31, 2019 (the “Cutoff Date”), related to Centra Funding 2020-1 LLC. The Company is responsible for the accuracy of the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•

The term “Source Documents” means information provided or made available by the Company for each Sample Commercial Loan (defined below) including the Equipment Finance Agreement and Invoice. The Source Documents, provided by the Company, were represented by the Company to be either the original Source Document, a copy of the original Source Document, and/or electronic records contained within the Company’s asset system. We make no representation regarding the validity or accuracy of these documents or the execution of the Equipment Finance Agreement by the borrower.

A.

We were instructed by the Company to select a random sample of 150 Commercial Loans (each a “Sample Commercial Loan”) from the Data File. The Sample Commercial Loans are listed in Exhibit A attached hereto. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Commercial Loans that we were instructed to randomly select from the Data File.

B.

For each Sample Commercial Loan, we compared or recomputed the specified attributes listed below contained in the Data File to or using the corresponding information contained in the Source Documents. The Specified Parties indicated that the absence of any of the Source Documents or the inability to agree the indicated information from the Data File to the Source Document for each of the specified attributes constituted an exception. The Source Documents are listed in the order of priority until such attribute was agreed.

KPMG LLP is a Delaware limited lability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

Attribute	Source Document(s)
Obligor State	Equipment Finance Agreement

Scheduled Payment	Equipment Finance Agreement

Original Term to Maturity	Equipment Finance Agreement

Total Equipment Cost	Invoice

Maturity Date	Equipment Finance Agreement

Industry Code (NAICS Code)	Equipment Finance Agreement

Customer Name	Equipment Finance Agreement

The information regarding the Sample Commercial Loans was found to be in agreement with the respective information contained in the Source Documents.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the methodologies and information indicated in the Data File or Source Documents, or instructions provided by the Company, without verification or evaluation of such methodologies, information, and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, information, or instructions provided to us by the Company, (ii) the physical existence of the Commercial Loans, (iii) the reliability or accuracy of the Source Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Commercial Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Commercial Loan being securitized, (iii) the compliance of the originator of the Commercial Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Commercial Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, VA

January 10, 2020

Exhibit A

The Sample Commercial Loans

Sample Commercial Loan Number	Loan ID	Sample Commercial Loan Number	Loan ID	Sample Commercial Loan Number	Loan ID
1	28***	51	24***	101	21***
2	15***	52	27***	102	22***
3	17***	53	21***	103	28***
4	21***	54	16***	104	23***
5	28***	55	20***	105	21***
6	17***	56	24***	106	25***
7	19***	57	20***	107	24***
8	25***	58	15***	108	16***
9	20***	59	23***	109	16***
10	27***	60	22***	110	11***
11	27***	61	27***	111	25***
12	22***	62	28***	112	25***
13	22***	63	27***	113	20***
14	18***	64	21***	114	21***
15	24***	65	25***	115	19***
16	21***	66	26***	116	24***
17	26***	67	20***	117	20***
18	19***	68	19***	118	19***
19	11***	69	16***	119	21***
20	26***	70	23***	120	26***
21	27***	71	23***	121	23***
22	24***	72	18***	122	24***
23	18***	73	20***	123	22***
24	15***	74	27***	124	26***
25	21***	75	24***	125	19***
26	19***	76	15***	126	25***
27	21***	77	15***	127	25***
28	10***	78	24***	128	20***
29	24***	79	22***	129	18***
30	23***	80	21***	130	15***
31	21***	81	24***	131	24***
32	17***	82	25***	132	25***
33	11***	83	24***	133	25***
34	25***	84	24***	134	11***
35	23***	85	24***	135	28***
36	15***	86	24***	136	24***
37	19***	87	21***	137	15***
38	18***	88	24***	138	26***
39	28***	89	26***	139	21***
40	22***	90	24***	140	23***
41	24***	91	19***	141	21***
42	28***	92	23***	142	16***
43	22***	93	21***	143	24***
44	11***	94	20***	144	26***
45	25***	95	19***	145	18***
46	18***	96	23***	146	25***
47	25***	97	22***	147	21***
48	17***	98	21***	148	18***
49	20***	99	22***	149	19***
50	27***	100	21***	150	19***